                           FORM  8-K

              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                        CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934


              Date of Report:  August 9, 1995
                               --------------

               HOUSEHOLD INTERNATIONAL, INC.
               -----------------------------
    (Exact name of registrant as specified in its charter)


Delaware               1-8198                  36-3121988
- --------------------------------------------------------------
(State or other        (Commission File        (IRS Employer
 jurisdiction of        Number)                 Identification
 incorporation                                  Number)

 2700 Sanders Road, Prospect Heights, Illinois         60070
- ---------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code 708/564-5000
                                                   ------------

Item 2.   Acquisition or Disposition of Assets

          On August 9, 1995, Household Group, Inc. ("HGI"), a wholly-owned subsidiary of Household International, Inc. ("Household"), signed a definitive agreement to sell for cash all the capital stock of its wholly-owned subsidiary, Alexander Hamilton Life Insurance Company of America ("AHLIC") to Jefferson-Pilot Corporation ("JP"). Prior to the closing of this transaction, Household shall remove from AHLIC and retain all business, related assets and liabilities pertaining to AHLIC's credit life, accident and health, periodic payment and corporate-owned life insurance products so that effectively only the individual life and annuity product lines ("Transferred Business") are being transferred to JP pursuant to this transaction. At June 30, 1995, assets related to the Transferred Business totaled approximately $6 billion and consisted primarily of investment securities. The purchase price for the Transferred Business is $575 million plus the net earnings of AHLIC from January 1, 1995 to the closing date provided AHLIC has, on the closing date, a minimum statutory net worth as agreed to by the parties. The sale, which is subject to regulatory approvals, is expected to close by December 31, 1995.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

          (a)   Financial statements of business acquired.

                Not applicable.

          (b)   Pro forma financial information.

                Unaudited pro forma consolidated statements of income of Household International, Inc. for the year ended December 31, 1994 and the six months ended June 30, 1995 and the unaudited pro forma consolidated balance sheet as of June 30, 1995 for Household International, Inc. giving effect to the pro forma adjustments related to the sale of Alexander Hamilton Life Insurance of America as described in Item 2 hereof and certain other transactions and events as described below.

          (c)   Exhibits.

                No.      Exhibit

                2 Stock Purchase Agreement by and among Household Group, Inc., Household International, Inc., Alexander Hamilton Life Insurance Company of America and Jefferson-Pilot Corporation dated August 9, 1995. (Confidential treatment requested with respect to certain portions thereof.) (Exhibits and Annexes set forth in the Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request.)

                99       News release dated August 10, 1995.

The following tables present the historical audited consolidated statement of income for Household International, Inc. ("Household") for the year ended December 31, 1994 and the historical unaudited statement of income for Household for the six months ended June 30, 1995 and the historical unaudited consolidated balance sheet for Household as of June 30, 1995 and the unaudited pro forma consolidated statements of income for the year ended December 31, 1994 and the six months ended June 30, 1995 and the unaudited pro forma consolidated balance sheet as of June 30, 1995 for Household. The pro forma financial statements give effect to the pro forma adjustments related to the sale of the universal life and annuity product lines of Alexander Hamilton Life Insurance Company of America ("AHLIC") as described herein. The pro forma financial statements also give effect to other transactions and events that individually do not represent a significant portion of a business but which nonetheless entered into the results shown for the year ended December 31, 1994 and six months ended June 30, 1995. The transactions and events also included in the pro forma adjustments presented below are:

- -   the sale of Hamilton Investments, Inc. in the third quarter of
    1994;
- -   the sale of the Australian operation in the fourth quarter of
    1994;
- -   the exit from the domestic first mortgage origination business and related restructuring charges recorded in the fourth quarter of 1994;
- -   the exit from the domestic first mortgage servicing business in the second quarter of 1995;
- -   the sales of consumer banking operations in California, Maryland and Virginia in the second quarter of 1995;
- -   the proposed sales of consumer banking operations in Ohio and
    Indiana which were consummated in the third quarter of 1995.

The pro forma consolidated statements of income for the year ended December 31, 1994 and six months ended June 30, 1995 were prepared assuming the sales of the selected product lines of AHLIC and the other sold or exited businesses described above took place on January 1, 1994. The pro forma adjustments to the pro forma consolidated balance sheet as of June 30, 1995 assume that the sale of the product lines of AHLIC, as well as the sales of the consumer banking operations in Ohio and Indiana, occurred on June 30, 1995. Household does not anticipate that the sales of the Transferred Business or the consumer banking operations in Ohio and Indiana will have a significant effect on results of operations.
Household does not expect to incur material charges or credits as a result of these transactions on an ongoing basis and has not reflected such in the pro forma consolidated financial statements below.

For purposes of preparing the pro forma financial statements, Household has assumed the proceeds from the sale of the product lines of AHLIC, the Australian operation and Hamilton Investments have been used to decrease senior and senior subordinated debt. The pro forma financial statements also assume that deposits from sold consumer banking operations have been replaced with bank and other borrowings. The pro forma consolidated financial statements presented below do not purport to represent what the results of operations or financial position would have been had the pro forma adjustments occurred on the dates referred to above or to be indicative of the future results of operations or financial position of Household. The pro forma adjustments are based on available information and certain assumptions that Household believes are reasonable.

Household International, Inc. and Subsidiaries
Pro Forma Unaudited Consolidated Statements of Income
Year Ended December 31, 1994
In millions except per share data.

- -----------------------------------------------------------------------------------------
                                    Historical                                  Household
                                     Household     Pro Forma         Other  International
                                 International   Adjustments   Adjustments      Pro Forma
- -----------------------------------------------------------------------------------------
Finance income                        $2,642.3       $ (90.7) <F1>               $2,551.6
Interest income from noninsurance
  investment securities                  131.9          (6.0) <F1>                  125.9
Interest expense                       1,242.7        (188.3) <F1> $ 132.7 <F2>   1,187.1
- -----------------------------------------------------------------------------------------
Net interest margin                    1,531.5          91.6        (132.7)       1,490.4
Provision for credit losses on
  owned receivables                      606.8          (8.5) <F1>                  598.3
- -----------------------------------------------------------------------------------------
Net interest margin after provision
  for credit losses                      924.7         100.1        (132.7)         892.1
- -----------------------------------------------------------------------------------------
Securitization income                    655.5 <F3>                                 655.5
Insurance premiums and contract
  revenues                               282.0         (83.3) <F1>                  198.7
Investment income                        514.4        (364.3) <F1>                  150.1
Fee income                               250.5         (59.0) <F1>                  191.5
Other income                             126.7 <F3>     (1.3) <F1>                  125.4
- -----------------------------------------------------------------------------------------
Total other revenues                   1,829.1        (507.9)                     1,321.2
- -----------------------------------------------------------------------------------------
Salaries and fringe benefits             656.6        (139.8) <F1>                  516.8
Other operating expenses               1,104.5        (263.2) <F1>                  841.3
Policyholders' benefits                  464.4        (264.9) <F1>                  199.5
- -----------------------------------------------------------------------------------------
Total costs and expenses               2,225.5        (667.9)                     1,557.6
- -----------------------------------------------------------------------------------------
Income before income taxes               528.3         260.1        (132.7)         655.7
Income taxes                             160.7         102.6 <F4>    (46.5) <F4>    216.8
- -----------------------------------------------------------------------------------------
Net income                            $  367.6       $ 157.5       $ (86.2)      $  438.9
=========================================================================================
Primary earnings per share            $   3.52                                   $   4.26
=========================================================================================
Fully diluted earnings per share      $   3.50                                   $   4.23
=========================================================================================
Average shares outstanding:
  Primary                                 96.3                                       96.3
  Fully diluted                           97.2                                       97.2
=========================================================================================
Explanation of pro forma adjustments:

<F1>  Represents the reduction of income and expenses related to certain businesses for the year ended
      December 31, 1994 had the sales of assets and liabilities or exit from the businesses taken place on
      January 1, 1994:
      Sale of certain product lines of AHLIC
      Sales of consumer bank branches in California, Virginia, Maryland, Ohio and Indiana
      Sale of Australian operation
      Sale of Hamilton Investments
      Exit from domestic first mortgage origination business
      Exit from domestic first mortgage servicing business

<F2>  Represents (a) increase in interest expense resulting from the replacement of deposit funding with other funding sources net of (b) reduction of interest expense from use of proceeds from the sales of certain businesses to reduce senior and senior subordinated debt from January 1, 1994 through December
      31, 1994.

<F3>  Servicing fee income has been reclassified to other income to conform to the current year's presentation.

<F4>  Represents the net effect of the pro forma adjustments at statutory income tax rates, adjusted for the tax impact of sales of certain businesses in 1994.

/TABLE

Household International, Inc. and Subsidiaries
Pro Forma Unaudited Consolidated Statements of Income
Six Months Ended June 30, 1995
In millions except per share data.

- -----------------------------------------------------------------------------------------
                                    Historical                                  Household
                                     Household     Pro Forma         Other  International
                                 International   Adjustments   Adjustments      Pro Forma
- -----------------------------------------------------------------------------------------
Finance income                        $1,395.2                                   $1,395.2
Interest income from noninsurance
  investment securities                   85.1                                       85.1
Interest expense                         777.5       $ (70.7) <F1>  $ 78.2 <F2>     785.0
- -----------------------------------------------------------------------------------------
Net interest margin                      702.8          70.7         (78.2)         695.3
Provision for credit losses on
  owned receivables                      381.5                                      381.5
- -----------------------------------------------------------------------------------------
Net interest margin after provision
  for credit losses                      321.3          70.7         (78.2)         313.8
- -----------------------------------------------------------------------------------------
Securitization income                    432.3                                      432.3
Insurance premiums and contract
  revenues                               174.4         (61.9) <F1>                  112.5
Investment income                        277.8        (203.0) <F1>                   74.8
Fee income                                90.8          (7.7) <F1>                   83.1
Other income                             131.4         (88.9) <F1>                   42.5
- -----------------------------------------------------------------------------------------
Total other revenues                   1,106.7        (361.5)                       745.2
- -----------------------------------------------------------------------------------------
Salaries and fringe benefits             286.8         (29.4) <F1>                  257.4
Other operating expenses                 538.8         (87.2) <F1>                  451.6
Policyholders' benefits                  282.9        (176.8) <F1>                  106.7
- -----------------------------------------------------------------------------------------
Total costs and expenses               1,108.5        (293.4)                       815.1
- -----------------------------------------------------------------------------------------
Income before income taxes               319.5           2.6         (78.2)         243.9
Income taxes                             117.2         (10.9) <F3>   (27.3) <F3>     79.0
- -----------------------------------------------------------------------------------------
Net income                            $  202.3       $  13.5        $(50.9)      $  164.9
=========================================================================================
Primary earnings per share            $   1.91                                   $   1.53
=========================================================================================
Fully diluted earnings per share      $   1.91                                   $   1.53
=========================================================================================
Average shares outstanding:
  Primary                                 98.7                                       98.7
  Fully diluted                           98.9                                       98.9
=========================================================================================
Explanation of pro forma adjustments:

<F1>  Represents the reduction of income and expenses related to certain businesses for the six months ended
      June 30, 1995 had the sales of assets and liabilities or exit from the businesses taken place on
      January 1, 1994:
      Sale of certain product lines of AHLIC
      Sales of consumer bank branches in California, Virginia, Maryland, Ohio and Indiana
      Exit from domestic first mortgage servicing business

<F2>  Represents (a) increase in interest expense resulting from the replacement of deposit funding with other funding sources net of (b) reduction of interest expense from use of proceeds from the sale of certain product lines of AHLIC to reduce senior and senior subordinated debt for the six months ended
      June 30, 1995.

<F3>  Represents the net effect of the pro forma adjustments at statutory income tax rates, adjusted for the tax impact of sales of consumer banking operations.

/TABLE

Household International, Inc. and Subsidiaries
Pro Forma Unaudited Consolidated Balance Sheet
At June 30, 1995
In millions.

- ------------------------------------------------------------------------------------------------------------
                                            Historical                           Household
                                             Household      Pro Forma        International
                                         International    Adjustments            Pro Forma
- ------------------------------------------------------------------------------------------------------------
ASSETS
- ------
Cash                                          $   436.6     $   (10.7) <F1><F2>
                                                                644.9  <F3>
                                                               (644.9) <F4>      $   425.9
Investment securities                           8,561.4      (5,551.7) <F1>        3,009.7
Receivables, net                               22,505.3          (4.8) <F2>       22,500.5
Deferred insurance policy acquisition costs       483.7        (477.6) <F1>            6.1
Acquired intangibles                              532.5         (26.3) <F2>          506.2
Properties and equipment                          461.1         (27.4) <F1><F2>      433.7
Real estate owned                                 157.1                              157.1
Other assets                                    1,431.2         (91.6) <F1>        1,339.6
- ------------------------------------------------------------------------------------------------------------
Total assets                                  $34,568.9     $(6,190.1)           $28,378.8
============================================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
- ------------------------------------
Debt:
  Deposits                                    $ 5,966.0     $  (745.4) <F5>      $ 5,220.6
  Commercial paper, bank and other borrowings   6,001.4         745.4  <F5>        6,746.8
  Senior and senior subordinated debt (with
    original maturities over one year)         10,803.1        (644.9) <F4>       10,158.2
- ------------------------------------------------------------------------------------------------------------
Total debt                                     22,770.5        (644.9)            22,125.6
Insurance policy and claim reserves             6,898.0      (5,454.2) <F1>        1,443.8
Other liabilities                               2,039.6         (91.0) <F1><F2>    1,948.6
- ------------------------------------------------------------------------------------------------------------
Total liabilities                              31,708.1      (6,190.1)            25,518.0
- ------------------------------------------------------------------------------------------------------------
Company obligated mandatorily redeemable
  preferred securities in trust                    75.0                               75.0
- -----------------------------------------------------------------------------------------------------------
Preferred stock                                   320.0                              320.0
- ------------------------------------------------------------------------------------------------------------
Common shareholders' equity:
  Common stock                                    115.7                              115.7
  Additional paid-in capital                      385.0                              385.0
  Retained earnings                             2,524.4                            2,524.4
  Foreign currency translation adjustments       (122.0)                            (122.0)
  Unrealized loss on investments, net               (.5)                               (.5)
  Common stock in treasury                       (436.8)                            (436.8)
- ------------------------------------------------------------------------------------------------------------
Total common shareholders' equity               2,465.8                            2,465.8
- ------------------------------------------------------------------------------------------------------------
Total liabilities and shareholders' equity    $34,568.9     $(6,190.1)           $28,378.8
============================================================================================================
Explanation of pro forma adjustments:

<F1>  Represents the assets and liabilities of the sold product lines of AHLIC at June 30, 1995.

<F2>  Represents the assets and liabilities of the sold consumer bank branches in Ohio and Indiana at June
      30, 1995.

<F3>  Represents the net proceeds from sales of certain AHLIC product lines and consumer bank branch operations in Ohio and Indiana.

<F4>  Represents use of cash proceeds on sales of certain product lines of AHLIC and consumer bank branches in Ohio and Indiana to reduce debt.

<F5>  Represents the replacement of deposits from the Ohio and Indiana consumer bank branches with bank and other borrowings.

/TABLE

                            SIGNATURE

   Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  HOUSEHOLD INTERNATIONAL, INC.
                                  -----------------------------
                                         (Registrant)


                                  By:  /s/ David A. Schoenholz
                                       ------------------------
                                       David A. Schoenholz
                                       Senior Vice President -
                                       Chief Financial Officer
                                       and on behalf of
                                       Household International, Inc.


Dated:  August 21, 1995
        ---------------